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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 12, 2008

                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

         Missouri                      0- 24571              43-1816913
         --------                      --------              ----------
(State or other jurisdiction of       (Commission           (IRS Employer
incorporation or organization)        File Number)        Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (314) 878-2210
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
              ---------------------------------------------

         On April 12, 2008, Pulaski Financial Corp. (the "Company"), the parent of Pulaski Bank (the "Bank"), announced its financial results for the quarter ended March 31, 2008. The press release announcing financial results for the quarter ended March 31, 2008 is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              ------------------------------------------------------------------
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
              -------------------------------------------------------------
              CERTAIN OFFICERS.
              ----------------

         (b) On April 12, 2008, William A. Donius, President and Chief Executive Officer of the Company and Chief Executive Officer of the Bank, resigned, effective as of April 30, 2008. The press release announcing Mr. Donius' resignation is filed as Exhibit 99.1 and incorporated herein by reference.

         (c) On April 12, 2008, Gary W. Douglass was appointed to serve as President and Chief Executive Officer of the Company and Chief Executive Officer of the Bank, effective May 1, 2008. Mr. Douglass currently serves as Executive Vice President, Finance and Chief Financial Officer of CPI Corp. (NYSE: CPI), a leading portrait studio operator in North America, headquartered in St. Louis. Age 57.

         The press release announcing his appointment is filed as Exhibit 99.1 and incorporated herein by reference.

         (e) In connection with Mr. Donius' resignation, on April 12, 2008, the Company and Mr. Donius entered into a Separation and Release Agreement, pursuant to which Mr. Donius' employment agreements with the Company and the Bank were each terminated. Under the Separation and Release Agreement, Mr. Donius will receive a lump sum cash payment of $1,450,000 and the continuation of health, life and disability insurance for a period of 36 months. The agreement further provides that Mr. Donius will be appointed as Chairman of the Board of the Bank through April 30, 2009 and be a consultant to the Company for a period of 36 months, for which he will receive $100,000 for each 12-month period of service. The agreement provides Mr. Donius with the ability to exercise his vested stock options through the period ending ninety days after the end of his consultancy period. The agreement also provides that Mr. Donius and his affiliates and associates will not take certain actions in opposition of management or seek a business combination, exchange offer, tender offer, merger or other corporate transaction for the Company for a 36-month period.

         In connection with Mr. Douglass' appointment, the Company and the Bank entered into an employment agreement with Mr. Douglass, effective as of May 1, 2008. The agreement provides for an initial term of three years. However, beginning on the first anniversary of the effective date of the agreement, the term of the agreement shall be extended by one day each day so that the remaining term shall be two years unless Mr. Douglass or the Board of Directors elects not to extend the term. The initial annual base salary under the employment agreement is $325,000. The employment agreement also provides for participation in employee benefit plans and programs maintained by the Company and the Bank for the benefit of their employees, including discretionary bonuses, participation in medical, dental, pension, disability, retirement and stock-based compensation plans and certain fringe benefits described in the agreements. The

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agreement also provides for the payment of dues for one civic and/or social club. Also, under the agreement, Mr. Douglass was granted 100,000 options, which will vest in five equal annual installments beginning on the first anniversary of the date of grant.

         Pursuant to the employment agreement, upon termination of Mr. Douglass' employment for cause, as defined in the agreement, Mr. Douglass will receive no further compensation or benefits under his agreement. If the Company or the Bank terminates Mr. Douglass for a reason other than cause, or if Mr. Douglass resigns for good reason (as defined in the agreement), Mr. Douglass or, upon his death, his beneficiary, will receive a severance benefit equal to two times the sum of his (1) then current base salary and (2) the bonus paid by the Company and/or the Bank for the last fiscal year, payable ratably over a two-year period. In addition, Mr. Douglass will receive medical insurance benefits for the twenty-four month period following his termination date.

         Under the employment agreement, if a change in control (as defined in the agreement) occurs during the term of the agreement and, thereafter, Mr. Douglass is involuntarily terminated, or terminates voluntarily for good reason, he will receive a lump sum cash payment equal to two times his (1) then current base salary and (2) the bonus paid by the Company and/or the Bank for the last fiscal year. Mr. Douglass would also be entitled to receive a tax indemnification payment if payments under the employment agreement trigger liability under Section 280G of the Internal Revenue Code for the excise tax applicable to "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments that equal or exceed a "base" amount that is three times the executive's average taxable income over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of the executive's base amount. In addition, Mr. Douglass will receive medical insurance benefits for the twenty-four month period following the termination date.

         Upon termination of employment (other in connection with a change in control), Mr. Douglass will be required to adhere to a two-year non-competition provision. Additionally, the agreement requires Mr. Douglass not to solicit the services of any employee or officer of the Bank (including an individual who was an officer or employee of the Bank during the one-year period following Mr. Douglass' termination) for two years after Mr. Douglass' employment termination.

         The Company will file copies of the executed employment agreement and separation and release agreement as exhibits to its Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

         (d)  Exhibits

              Number            Description
              ------            -----------

              99.1              Press Release Dated April 12, 2008


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: April 16, 2008                         By: /s/ William A. Donius
                                                 -------------------------------
                                                 William A. Donius
                                                 Chief Executive Officer